UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 6, 2009

CORONADO CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-135037	98-0485668
(State of Incorporation)	(Commission File No.)	(Tax ID No.)

Tibas del Correo, 50 metros Norte y 25 metros al Este, ?

San José, República de Costa Rica

(Address of principal executive offices)

Registrant’s Telephone Number, including area code:  (702) 987-1847

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ]  Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c)).

SECTION 4. – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT:

On August 6, 2009, the Board of Directors appointed Seale & Beers, CPAs (“Seal & Beers”) as Coronado Corp.’s independent auditors for the 2009 fiscal year, replacing Moore & Associates, Chartered (“Moore”).

On August 6, 2009, the Company received notice from Moore announcing their resignation effective August 6, 2009.   Furthermore, the Company has been advised that the PCAOB revoked the registration of Moore on August 27, 2009, because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a Board investigation.

The report of Moore on the Company’s financial statements for the years ended March 31, 2008 and 2009, and the quarter ended June 30, 2009, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that such reports on our financial statements contained an explanatory paragraph with respect to uncertainty as to the Company’s ability to continue as a going concern.

For the years ended March 31, 2009 and 2008, and through the date of this Form 8-K, there have been no disagreements with Moore on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Moore’s satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports. For the years ended March 31, 2009 and 2008, and through the date of this Form 8-K, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Moore with the disclosures it is making herein no later than the day that the disclosures are filed with the Commission.  The Company has requested Moore to furnish it a letter addressed to the Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree.  The Company has been unable to obtain an amended Exhibit 16.1 as of the date of this filing.  However, the Company will attach any such letter to an amended 8K no later than two business days following receipt of such letter.

During the years ended March 31, 2009 and 2008, and through August 6, 2009 (the date Seale and Beers was appointed), the Company did not consult Seale & Beers with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s Consolidated Financial Statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Floricel Leiton

______________________________

Floricel Leiton, President